Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report (the “Report”) of Kinetic Group Inc. (the “Company”) on Form 10-K for the fiscal year ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof, I, Nathan Rosenberg, President and Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 30, 2019

By:	/s/ Nathan Rosenberg
Nathan Rosenberg
President and Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)